UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 5, 2014


                           COMPETITIVE COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


          333-76630                                    65-1146821
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

            19206 HUEBNER ROAD, SUITE 202, SAN ANTONIO, TEXAS 78258
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               (Address of principal executive offices) (Zip Code)

                                 (210) 233-8980
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              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS
------------------------------------------------

         ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On or about June 5, 2014, Competitive Companies, Inc., a Nevada corporation ("CCI"), entered into an agreement ("Agreement") with Level 3 Communications ("Level 3") pursuant to which CCI will have the ability to purchase high speed IP and collocation services from Level 3. CCI believes these new services will provide CCI with the network infrastructure to build out its carrier-class wireless services. Specifically, management believes that direct access to the Level 3 network at more than 20 sites nationwide will provide CCI with the underlying interconnection capabilities to deliver its gigabyte "Diamond Ring" backhaul network and its small cell network. The Diamond Ring consists of a dual redundant millimeter wave gigabyte ring from which all services originate, which will connect with Level 3's fiber optic network where Level 3 is a service provider.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           COMPETITIVE COMPANIES, INC.
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                                  (Registrant)

Date: July 17, 2014


                           /s/ William H. Gray
                           -----------------------------------------
                           William H. Gray, Chief Executive Officer






















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